Exhibit 10.2

CAPITAL INCREASE AGREEMENT

This Capital Increase Agreement (this “Agreement”) is entered into on August 6, 2013 in Tianjin between and among the following parties:

China Valve Technology, Inc., an existing limited liability company duly established in accordance with the law of the State of Nevada, U.S.A., with its principal business location in Henan Province (“Party A”);

China Valve Technology Holdings Limited (中阀科技控股有限公司), an existing limited liability company duly established in accordance with the law of the Hong Kong Special Administrative Region, People’s Republic of China, with its principal business location in Zhengzhou (“Party B”);

Camdragon Investment Co., Ltd., an existing limited liability company duly established in accordance with the law of British Virgin Islands, with its principal business location in British Virgin Islands (“Party C”);

(Hereinafter Party A, Party B and Party C are referred to jointly as “Parties” and individually as “One Party”).

Whereas,

A.	Party A holds 100% equity in Party B;

B.

Party C desires to use Hong Kong currency in the equivalent of RMB 150,000,000.00 to increase Party B’s capital in accordance with the terms and conditions set forth herein, and Party A and Party B agree to accept Party C’s increase of Party B’s capital in accordance with the terms and conditions set forth herein ;

C.

The shareholder meeting or board of directors of each of the parties hereto have adopted resolutions approving the increase of Party B’s capital by Party C by using Hong Kong currency in the equivalent of RMB 150,000,000.00 and the execution of this Agreement;

Therefore, the parties hereto have reached agreement on the following provisions:

1.	CAPITAL INCREASE

Party C agrees to use Hong Kong currency in the equivalent of RMB 150,000,000.00 to increase Party B’s capital in accordance with the terms and conditions set forth herein, and Party A and Party B agree to Party C’s use of Hong Kong currency in the equivalent of RMB 150,000,000.00 to increase Party B’s capital; and upon completion of this capital increase, Party C will hold 15% equity, and Party A will hold 85% equity, in Party B.

2.	EFFECTUATION AND DELIVERY

2.1	Effectuation

(a)

This Agreement shall become effective after it is executed by the respective legal representatives or authorized agents of the parties hereto AND after the Equity Transfer Agreement between and executed by Beijing Jianlong Heavy Industry Group Co., Ltd. (北京建龙重工集团有限公司) and Henan Tonghai Fluid Equipment Co., Ltd. (河南通海流体设备有限公司) on August 6, 2013 has become effective.

(b)

Whereas, since parties hereto are all existing companies established in accordance with overseas laws, all parties hereto unanimously agree that, after the execution of this Agreement, a Hong Kong law firm will be engaged to draft a capital increase agreement, based on the contents and intent specified herein, that is recognized and protected under the law of Hong Kong (dispute resolution provision consistent with the law of Hong Kong may be specified separately). This agreement shall terminate upon the execution of that new capital increase agreement drafted by a Hong Kong law firm and agreed upon by the parties hereto;

2.2	Documents that Party A must deliver prior to the execution of this Agreement

(a)	Copy of Party A’s entity qualification certification (meaning business registration or business registration certificate) (Attachment 1);

(b)	Copy of the document authorizing Party A’s representative to execute this Agreement and copy of the representative’s personal ID card (Attachment 2);

(c)	Party A’s internal resolution approving this transaction (Attachment 3).

2.3	Documents that Party B must deliver prior to the execution of this Agreement

(a)	Copy of Party B’s entity qualification certification (meaning business registration or business registration certificate) (Attachment 4);

(b)	Copy of the document authorizing Party B’s representative to execute this Agreement and copy of the representative’s personal ID card (Attachment 5);

(c)	Party B’s internal resolution approving this transaction (Attachment 6).

2.4	Documents that Party C must deliver prior to the execution of this Agreement

(a)	Copy of Party C’s entity qualification certification (meaning business registration or business registration certificate) (Attachment 7);

(b)	Copy of the document authorizing Party C’s representative to execute this Agreement and copy of the representative’s personal ID card (Attachment 8).

(c)	Party C’s internal resolution approving this transaction (Attachment 9)

2.5	Completion of the Capital Increase

Completion of this capital increase means that Party B has completed the capital increase in accordance with the law of Hong Kong Special Administrative Region, People’s Republic of China, issuance of relevant[ rights][share?[ certificate documents to Party C (i.e. , Party C holds 15% equity in Party B) and the corresponding company registration procedures.

3.	REPRESENTATIONS, WARRANTIES AND PROMISES

The parties hereto represent and warrant to one another as follows:

(a)	It is duly established and existing entity in accordance with the law of its location or its place of incorporation or formation and is in good standing;

(b)	It has the power and authorization necessary for the execution and delivery of this Agreement and for the performance of its obligations hereunder;

(c)

It has taken all internal action necessary for the approval of the execution of this Agreement, and its representative who signs this Agreement has full authorization to execute, and is bound by, this Agreement.

(d)

Neither the execution of this Agreement nor the performance of the obligation hereunder will conflict, violate or breach any provisions of its Articles of Association, articles of incorporation or other corporate governance documents applicable at the time of executing this Agreement, or any law, statutes, regulation, authorization or any government approval, or any contract or agreement to which it is a party or in which it is a target.

(e)

It is in compliance with the applicable law and statutes, and there is no major litigation, arbitration and administrative sanction, bankruptcy proceeding, reorganization, ceasing of business and other legal proceedings that will affect the execution and performance of this Agreement.

(f)

All the documents and information provided by it in connection with this transaction are true, accurate and complete, and will not in any way cause misleading. All the representations and warranties made by it herein are true, accurate and complete in all material aspects on the date of executing this Agreement and remain true, accurate and complete in all material aspects at the time of executing this Agreement (except the effect caused by the provisions, or the Transactions permitted, in this Agreement, if such representations and warranties are reiterated at the time of executing this Agreement).

4.	SPECIAL MATTERS

4.1

The parties hereto all acknowledge that, upon the completion of this transaction, Party C shall have the right to appoint a natural person as a director of Party B and as a director of the domestic company Henan Tonghai Fluid Equipment Co., Ltd. under Party B’s control; in addition, Party C shall have the right to appoint a manager of finance department at Party B or the domestic company Henan Tonghai Fluid Equipment Co., Ltd. under Party B’s control; Party A, Party B and Henan Tonghai Fluid Equipment Co., Ltd. must arrange and allow for Party C’s rights mentioned above through amendments to the relevant legal documents, including but not limited to Articles of Association and shareholder investment documents..

4.2

The parties hereto all acknowledge that, upon the completion of this transaction, no resolution of Party B’s board regarding Party B’s external investment in excess of RMB 10,000,000.00, additional share issuance or subscription, providing external guarantee, disposition of major assets valued in excess of RMB 30,000,000.00 and other major actions shall become valid without obtaining unanimous approval of the members of its board, AND that Party C shall be entitled to first right of refusal, follow-on issuance right and information right in the general sense and shall have the right to conduct review on Party B and its subsidiaries under its control at Party C’s expense.

4.3

The parties hereto all acknowledge that there will be no change to Mr. FANG Siping, current actual control person of Party B, during the period when Party C hold equity in Party B and that, if there is will be any change, such change must have Party C’s prior written approval.

5.	CONFIDENTIALITY

The parties hereto must both keep all information regarding the content of this Agreement and other secret information confidential and shall not use such information for any purpose other than that of this Agreement and shall not disclose it to any third party.

In circumstances that will not restrict the general applicability of the above provision, the parties hereto may disclose the information regarding the content of this Agreement and other secret information to their employees, directors and professional advisers, but such disclosure must be reasonably required for the fulfilment of the purpose of this Agreement. And the parties hereto must ensure that their employees, directors and professional advisers are aware of and maintain the obligation for confidentiality.

6.	FORCE MAJEURE

6.1	Events of Force Majeure

“Force Majeure” means all events not foreseeable at the time of executing this Agreement and, the occurrence and consequence of their occurrence after the execution of this Agreement are unpreventable or insurmountable and will impede the performance by either party of all or some of the provisions herein. Such events include earthquake, typhoon, flood, fire, war, domestic or international transportation accidents, government or public agency actions, infectious disease, riot, strike and other unforeseeable, unpreventable and insurmountable situations.

6.2	Suspension of Performance

Upon the occurrence of such events of Force Majeure, the performance of the obligations of the impacted party must be suspended during the period of delay caused by such events and be automatically postponed, and such impacted party will bear no liability for breach.

6.3	Notification of Force Majeure

The party claiming events of Force Majeure must promptly notify the other party in writing and must provide sufficient documents evidencing the occurrence and during of such events during the subsequent 15 days.

6.4	Resolution

In the event of Force Majeure, the parties hereto must immediately seek equitable plan of resolution through consultation and make all reasonable effects to reduce the impact of Force Majeure to the minimum degree.

7.	LIABILITY FOR BREACH

7.1

Any party that violates the representations, warranties, promises or obligations hereunder shall be liable to compensate for all the losses suffered by the abiding party or parties as a result of such violation.

7.2

If, after 6 months upon the effectuation of this Agreement, the transaction is not completed, and if failure to complete the transaction is due to the fault of the part of Party A or Party B, Party A must immediately pay RMB 2,000,000.00 as default damages to Party C; and if failure to complete the transaction is due to the fault on the part of Party C, Party C must immediately pay RMB 2,000,000.00 as default damages to Party A.

8.	NOTICES

8.1	Notices

All notices sent by one party to the other must be sent by courier, fax or registered air mail or express delivery to the addresses listed below. Such notices shall be considered delivered on the day of delivery if sent by courier, at the time of completion of fax process if sent by fax (the sender must provide fax report as proof), on the 7th day after the date of their being posted if sent by registered air mail (with the postage date as reference), and on the 3rd day after the date of their being sent by express delivery (with date on the express delivery service invoice as reference). If one notice is sent via more than one methods listed above, the date of its being delivered will be determined on the basis of the fastest method.

The contact information for the parties hereto is as follows:

Party A	China Valve Technology, Inc.
Address	Kailin International, 21st Floor, 226 Jinshui Road,
Zhengzhou
Telephone	0371-86102000

Party B	China Valve Technology Holdings Limited
Address:	Kailin International, 21st Floor, 226 Jinshui Road,
Zhengzhou
Telephone	0371-86102000

Party C:	Camdragon Investment Co., Ltd.
Address	Building 49, Section 12, 188 Fourth South Ring Road,
Fengtai District, Beijing
Telephone	010-83627344

9.	APPLICABLE LAW

9.1	Applicable law

This Agreement is governed by the law of People’s Republic of China and must be interpreted accordingly.

10.	DISPUTE RESOLUTION

10.1	Consultation and Arbitration

All dispute arising from, or in connection with, this Agreement must be submitted to Zhengzhou Arbitration Commission for the Commission to arbitrate in Zhengzhou in accordance with the Commission’s arbitration rules then in effect. The Commission’s determination is final and binding to both parties. The parties hereto agree that the Commission’s determination can be enforced by any court of competent jurisdiction.

10.2	The Effect of the Arbitration Proceedings

The commencement of the arbitration proceedings shall not result in the termination of this Agreement, and this Agreement shall remain in full effect before any determination is made by the Commission.

11.	Cost and Fees

Each of the parties hereto must be responsible for its expenses and fees in connection with this transaction.

12.	Others

12.1	Work Period

Party B must complete the registration procedures for this change of equity within 60 days after the execution of this Agreement.

12.2	Non-Waiver

Any non-exercise or delay of exercise of any right hereunder by either party does not constitute a waiver of such right, and any individual or partial exercise of such right shall not exclude any future exercise of such right in other ways.

12.3	Amendment

This Agreement is made for the interest of, and is binding to, each of the parties hereto and their legal successors and assignees. Any amendment to this Agreement must be agreed upon in writing by both parties.

12.4	Severability

The invalidity of any of the provisions herein shall not affect the validly of other provisions.

12.5	Version

This Agreement is executed in Chinese in six counterparts, with 2 copies each to Party A, Party B and Party C.

12.6	Complete Agreement

This Agreement and its Attachments constitute the complete agreement between the parties hereto regarding the subject matter herein and supersede all previous discussion, consultation and agreement regarding such subject matter.

12.7	Work Period

The Company must complete the AIC registration procedures regarding this equity change within 60 days of the date of execution of this Agreement.

12.8	Fees, Expenses and Taxes

The parties hereto agree that each party will be responsible for the fees, expenses and taxes incurred or assessed in connection with the preparation, discussion, execution and delivery of this Agreement.

(There is no text below; signature page is to follow)

(This is the signature page)

Party A: /seal/ China Valve Technology, Inc.
Legal Representative: /s/

Party B: /seal/ China Valve Technology Holdings Limited
Legal Representative: /s/

Party C: /seal/ Camdragon Investment Co., Ltd.
Legal Representative: /s/

Attachment 1. Copy of Party A’s entity qualification certification (meaning business registration or business registration certificate)

Attachment 2: Copy of the document authorizing Party A’s representative to execute this Agreement and copy of the representative’s personal ID card

Attachment 3: Party A’s internal resolution approving this transaction

Attachment 4: Copy of Party B’s entity qualification certification (meaning business registration or business registration certificate)

Attachment 5: Copy of the document authorizing Party B’s representative to execute this Agreement and copy of the representative’s personal ID card

Attachment 6: Party B’s internal resolution approving this transaction

Attachment 7: Copy of Party C’s entity qualification certification (meaning business registration or business registration certificate)

Attachment 8: Copy of the document authorizing Party B’s representative to execute this Agreement and copy of the representative’s personal ID card

Attachment 9: Party C’s internal resolution approving this transaction